UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  December 16, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated June 1, 2002 providing for the issuance of ABFS Mortgage Loan Trust 2002-2 Mortgage Pass-Through Certificates, Series 2002-2.

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


         Delaware                  333-77054-17                  13-3320910
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


     11 Madison Avenue New York, New York 10010 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code : (212) 325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's ABFS Mortgage Loan Trust 2002-2 Mortgage Pass-Through Certificates, Series 2002-2 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2002 ( the "Agreement"), among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, American Business Credit Inc., as Servicer, and JPMorgan Chase Bank, as Trustee and Collateral Agent.

     On December 16, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 16, 2002 as Exhibit 99.1.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
ABFS Mortgage Loan Trust 2002-2
Mortgage Pass-Through  Certificates, Series 2002-2
----------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Trustee and Collateral Agent under the Agreement referred to herein


Date:  December 26, 2002              By: /s/   Jennifer Baran
                                        -----------------------------
                                            Jennifer Baran
                                            Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders

                                  Exhibit 99.1

                         Statement to Certificateholders
                                 December 16, 2002


                        ABFS MORTGAGE LOAN TRUST 2002-2
                        STATEMENT TO CERTIFICATEHOLDERS
                                December 16, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       70,200,000.00     59,925,041.40     4,697,153.18     159,800.11     4,856,953.29     0.00         0.00     55,227,888.22
A2       24,200,000.00     24,200,000.00             0.00      85,305.00        85,305.00     0.00         0.00     24,200,000.00
A3       33,700,000.00     33,700,000.00             0.00     133,676.67       133,676.67     0.00         0.00     33,700,000.00
A4       19,500,000.00     19,500,000.00             0.00      89,781.25        89,781.25     0.00         0.00     19,500,000.00
A5       16,650,000.00     16,650,000.00             0.00      88,938.75        88,938.75     0.00         0.00     16,650,000.00
A6       18,250,000.00     18,250,000.00             0.00      88,968.75        88,968.75     0.00         0.00     18,250,000.00
A7      150,000,000.00    141,554,828.55     3,860,673.85     615,173.69     4,475,847.54     0.00         0.00    137,694,154.70
M1       20,900,000.00     20,900,000.00             0.00     109,463.75       109,463.75     0.00         0.00     20,900,000.00
M2       17,100,000.00     17,100,000.00             0.00      95,190.00        95,190.00     0.00         0.00     17,100,000.00
B         9,500,000.00      9,500,000.00             0.00      58,464.58        58,464.58     0.00         0.00      9,500,000.00
R                 0.00              0.00             0.00           0.00             0.00     0.00         0.00              0.00
X                 0.00              0.00             0.00           0.00             0.00     0.00         0.00              0.00
TOTALS  380,000,000.00    361,279,869.95     8,557,827.03   1,524,762.55    10,082,589.58     0.00         0.00    352,722,042.92

AIO      75,900,000.00     74,700,000.00             0.00     622,500.00       622,500.00     0.00         0.00     74,700,000.00
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL
-------------------------------------------------------------------------------------------------------
A1        000759CH1     853.63306838   66.91101396     2.27635484    69.18736880       786.72205442
A2        000759CJ7   1,000.00000000    0.00000000     3.52500000     3.52500000     1,000.00000000
A3        000759CK4   1,000.00000000    0.00000000     3.96666677     3.96666677     1,000.00000000
A4        000759CL2   1,000.00000000    0.00000000     4.60416667     4.60416667     1,000.00000000
A5        000759CM0   1,000.00000000    0.00000000     5.34166667     5.34166667     1,000.00000000
A6        000759CN8   1,000.00000000    0.00000000     4.87500000     4.87500000     1,000.00000000
A7        000759CP3     943.69885700   25.73782567     4.10115793    29.83898360       917.96103133
M1        000759CR9   1,000.00000000    0.00000000     5.23750000     5.23750000     1,000.00000000
M2        000759CS7   1,000.00000000    0.00000000     5.56666667     5.56666667     1,000.00000000
B         000759CT5   1,000.00000000    0.00000000     6.15416632     6.15416632     1,000.00000000
TOTALS                  950.73649987   22.52059745     4.01253303    26.53313047       928.21590242

AIO       000759CQ1     984.18972332    0.00000000     8.20158103     8.20158103       984.18972332
----------------------------------------------------------------------------------------------------

--------------------------------------------------
            PASS-THROUGH RATES
--------------------------------------------------
 CLASS    PREVIOUS         CURRENT        NEXT
 -------------------------------------------------
A1         3.200000 %       3.200000 %    3.200000
A2         4.230000 %       4.230000 %    4.230000
A3         4.760000 %       4.760000 %    4.760000
A4         5.525000 %       5.525000 %    5.525000
A5         6.410000 %       6.410000 %    6.410000
A6         5.850000 %       5.850000 %    5.850000
A7         5.215000 %       5.215000 %    5.215000
M1         6.285000 %       6.285000 %    6.285000
M2         6.680000 %       6.680000 %    6.680000
B          7.385000 %       7.385000 %    7.385000
AIO       10.000000 %      10.000000 %   10.000000
 --------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                              Joseph M. Costantino
                             JPMorgan Chase Bank
                               450 W. 33rd St, ,
                            New York, New York 10001
                              Tel: (212) 946-3881
                              Fax: (212) 946-8302
                    Email: Joseph.M.Costantino@JPMorgan.com


Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
